UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Strategic Partners
Opportunity Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	2/28/2006

Date of reporting period:	2/28/2006

Item 1 – Reports to Stockholders –

ANNUAL REPORT

FEBRUARY 28, 2006

STRATEGIC PARTNERS

NEW ERA GROWTH FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

April 14, 2006

Dear Shareholder:

We hope you find the annual report for the Strategic Partners New Era Growth Fund informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

Strategic Partners mutual funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners New Era Growth Fund

Strategic Partners New Era Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners New Era Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 2/28/06
	One Year	Five Years	Since Inception[2]
Class A	21.23%	8.51%	–1.80%
Class B	20.25	4.42	–5.60
Class C	20.25	4.42	–5.60
Class Z	21.46	9.81	–0.40
Russell Midcap Growth Index[3]	17.60	28.23	18.01
S&P 500 Index[4]	8.39	12.37	6.27
Lipper Multi-Cap Growth Funds Avg.[5]	15.47	6.44	–4.99

Average Annual Total Returns[1] as of 3/31/06
	One Year	Five Years	Since Inception[2]
Class A	19.20%	3.92%	–1.07%
Class B	20.16	4.15	–0.95
Class C	24.16	4.32	–0.76
Class Z	26.59	5.39	0.26
Russell Midcap Growth Index[3]	22.68	8.99	3.69
S&P 500 Index[4]	11.72	3.97	1.38
Lipper Multi-Cap Growth Funds Avg.[5]	20.40	3.74	–1.36

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/22/00.

3The Russell Midcap Growth Index measures the performance of those Russell midcap companies with high price-to-book ratios and high forecasted growth values.

4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

5The Lipper Multi-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for each index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell Midcap Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Strategic Partners New Era Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 2/28/06
Express Scripts, Inc., Healthcare Providers & Services	3.2%
eBay, Inc., Internet & Catalog Retail	3.1
Corporate Executive Board Co., Commercial Services & Supplies	2.4
Monster Worldwide, Inc., Commercial Services & Supplies	2.3
Chico’s FAS, Inc., Specialty Retail	1.9

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/06
Commercial Services & Supplies	12.4%
Semiconductors & Semiconductor Equipment	7.2
Biotechnology	5.5
Energy Equipment & Services	5.0
Healthcare Providers & Services	4.8

Industry weightings are subject to change.

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Performance overview

The Fund’s Class A shares returned 21.23% over the 12 months ended February 28, 2006, substantially outperforming the 8.39% return of the S&P 500 Index, which represents the broad U.S. stock market. Its lead over the Russell Midcap Growth Index, which returned 17.60%, was somewhat smaller, but still large. The Fund also substantially outperformed the Lipper Multi-Cap Growth Funds Average, the average return of a group of comparable mutual funds.

Fund management

The Fund uses a multi-manager approach, seeking to add value by combining asset managers that have complementary substyles within the broader mid-cap growth category. At the beginning of the reporting period, one segment of the Fund was managed by Calamos Asset Management and another by Jennison Associates. On March 29, 2005 (just one month into the fiscal year), we replaced Jennison Associates with Trust Company of the West (TCW) Investment Management.

Calamos employs both top-down (industry emphases) and bottom-up (firm fundamentals) methods, using complex quantitative models to monitor a broad universe of equities. The result is a traditional growth portfolio focusing primarily on medium capitalization stocks, but open to opportunities across the spectrum of market capitalizations. TCW takes a traditional approach, looking primarily for small- to mid-cap growth companies by doing research into the business fundamentals of individual firms. It allows its winners to grow to a larger market capitalization than it would accept as purchase candidates.

Performance discussion

During the reporting period, small- and mid-cap stocks substantially outperformed stocks of larger firms. Both growth and value styles had good returns. Whereas value stocks had a slight edge among the largest-capitalization firms, growth had a slight edge among small caps. At the mid-cap range, there was no significant difference between the returns of the growth and value styles.

Individual security selection, particularly by TCW, drove the Fund’s strong performance. During Jennison’s brief tenure in the reporting period, it underperformed the Russell Midcap Growth Index, and Calamos also trailed this benchmark through May. However, Calamos consistently outperformed the benchmark for the duration of the period, more than offsetting its weak start.

The Fund had a significant overweight relative to the benchmark in the weak technology sector, particularly in Internet companies. This overweight, which was

Strategic Partners New Era Growth Fund	5

Your Fund’s Performance (continued)

due primarily to Calamos, hurt its relative performance. However, the impact was more than offset by underweights in the consumer services and consumer cyclical sectors. Stocks in these sectors performed poorly as investors began to question the future strength of consumer spending. However, the Fund’s stock selections in the media, hotels, and construction & real property industries within these sectors contributed to its performance.

We track how the Fund’s overall exposure to various risk characteristics affected its return. It maintained a consistently high sensitivity to the direction of the overall market throughout the period. Although this sensitivity declined slightly during the year, it remained significantly higher than the benchmark. Such aggressive positioning detracted from the Fund’s performance relative to its benchmark. The Fund consistently had characteristics that are commonly found in traditional growth strategies, including exposure to stocks of companies with volatile earnings, lower dividend yields, and accelerating earnings and share prices. Over this reporting period, the exposure to volatility hurt its relative performance, but exposure to earnings and share-price momentum and lower dividend yields helped.

Looking ahead

We would expect this Fund to benefit should there be a cyclical economic upturn that is led by increases in consumer or capital spending. We also expect it to continue to be rewarded should the strong recent run by small-cap stocks come to an end and mid-/large caps begin to lead the markets. Conversely, the Fund’s composition relative to its benchmark may hurt its performance should there be a weak, deteriorating economy or a market that favors shares of dividend-paying firms.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2005, at the beginning of the period, and held through the six-month period ended February 28, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Strategic Partners New Era Growth Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners New Era Growth Fund		Beginning Account Value September 1, 2005	Ending Account Value February 28, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,112.10	1.56%	$8.17
	Hypothetical	$1,000.00	$1,017.06	1.56%	$7.80

Class B	Actual	$1,000.00	$1,106.70	2.31%	$12.07
	Hypothetical	$1,000.00	$1,013.34	2.31%	$11.53

Class C	Actual	$1,000.00	$1,108.00	2.31%	$12.07
	Hypothetical	$1,000.00	$1,013.34	2.31%	$11.53

Class Z	Actual	$1,000.00	$1,114.10	1.31%	$6.87
	Hypothetical	$1,000.00	$1,018.30	1.31%	$6.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2006, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2006 (to reflect the six-month period).

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Portfolio of Investments

as of February 28, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Biotechnology 5.5%
14,900	Affymetrix, Inc.(a)	$529,099
31,500	Applera Corp. - Applied Biosystems Group(a)	890,505
17,000	Genentech, Inc.(a)	1,456,730
5,800	Genzyme Corp.(a)	402,172
9,600	Gilead Sciences, Inc.(a)	597,792
24,500	MedImmune, Inc.(a)	894,005
13,600	Nektar Therapeutics(a)	284,376

		5,054,679

Capital Markets 4.1%
42,200	E*Trade Financial Corp.(a)	1,079,476
22,800	Nasdaq Stock Market, Inc.(a)	923,628
10,800	Price, (T. Rowe) Group, Inc.	829,224
22,800	SEI Investments Co.	952,812

		3,785,140

Chemicals 0.5%
4,400	Potash Corp. of Saskatchewan, Inc. (Canada)	421,300

Commercial Banks 1.8%
26,500	Commerce Bancorp, Inc.	879,005
25,000	Signature Bank(a)	810,000

		1,689,005

Commercial Services & Supplies 12.4%
20,800	Advisory Board Co. (The)(a)	1,122,576
25,200	Bright Horizons Family Solutions, Inc.(a)	844,452
21,600	Corporate Executive Board Co. (The)	2,160,000
11,300	Equifax, Inc.	414,032
16,000	Laureate Education, Inc.	828,480
42,200	Monster Worldwide, Inc.(a)	2,066,112
39,600	Resources Connection, Inc.(a)	1,089,792
43,500	Robert Half International, Inc.	1,562,520
4,800	Strayer Education, Inc.	462,384
15,000	Weight Watchers International, Inc.(a)	787,050

		11,337,398

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	9

Portfolio of Investments

as of February 28, 2006

Shares	Description	Value (Note 1)

Communication Equipment 3.7%
29,100	America Movil SA de CV ADR, Series L (Mexico)	$1,010,643
7,400	F5 Networks, Inc.(a)	501,868
14,000	Harris Corp.	639,520
58,000	Motorola, Inc.	1,241,200

		3,393,231

Computer Services & Software 0.5%
18,700	Electronic Data Systems Corp.(a)	499,290

Computers & Peripherals 4.2%
23,700	Apple Computer, Inc.(a)	1,624,398
6,200	Sandisk Corp.(a)	374,108
43,700	Seagate Technology (Cayman Islands)(a)	1,161,109
29,000	Western Digital Corp.(a)	645,250

		3,804,865

Construction 0.5%
13,000	Shaw Group, Inc.(a)	433,550

Consumer Products & Services 0.5%
9,500	Scotts Co. (The) (Class “A” Shares)	454,955

Electrical Equipment 2.6%
32,300	Advanced Micro Devices, Inc.(a)	1,249,041
14,700	Energy Conversion Devices, Inc.(a)	688,695
7,000	Rockwell Automation, Inc.	477,190

		2,414,926

Electronic Equipment & Instruments 1.6%
21,500	Cogent, Inc.(a)	500,090
42,000	Synopsys, Inc.(a)	918,540

		1,418,630

Energy Equipment & Services 5.0%
43,800	BJ Services Co.	1,371,378
16,700	Nabors Industries Ltd.(Barbados)(a)	1,101,365
8,200	National Oilwell Varco, Inc.(a)	499,216
40,200	Smith International, Inc.	1,556,946

		4,528,905

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Financial Services 2.9%
950	Chicago Mercantile Exchange Holdings, Inc.	$404,320
4,600	CIT Group, Inc.	247,342
17,300	Jefferies Group, Inc.(a)	986,792
47,200	TD Ameritrade Holding Corp.	1,027,072

		2,665,526

Food & Staples Retailing 0.8%
13,600	CVS Corp.	385,288
6,000	Whole Foods Market, Inc.	383,280

		768,568

Healthcare Equipment & Supplies 2.6%
6,400	Bard (C.R.), Inc.	419,136
5,000	Bausch & Lomb, Inc.	346,050
45,100	Intralase Corp.(a)	835,703
5,000	Intuitive Surgical, Inc.(a)	451,000
9,900	Kyphon, Inc.(a)	353,529

		2,405,418

Healthcare Providers & Services 4.8%
11,300	Community Health Systems, Inc.(a)	428,496
33,100	Express Scripts, Inc. (Class “A” Shares)(a)	2,888,637
10,200	Humana Inc.(a)	527,034

7,300	Pharmaceutical Product Development, Inc.(a)	508,007

		4,352,174

Hotels, Restaurants & Leisure 2.1%
9,100	Chang’s China Bistro, (P.F.), Inc.(a)	439,894
5,700	Marriott International, Inc. (Class “A” Shares)	389,880
17,000	Wynn Resorts Ltd.(a)	1,129,650

		1,959,424

Insurance 1.9%
11,500	Assurant, Inc.	522,100
33,514	National Interstate Corp.	714,183
13,400	Willis Group Holdings Ltd. (United Kingdom)	461,496

		1,697,779

Internet & Catalog Retail 3.1%
70,600	eBay, Inc.(a)	2,828,236

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	11

Portfolio of Investments

as of February 28, 2006 Cont’d.

Shares	Description	Value (Note 1)

Internet Software & Services 4.3%
7,900	Ctrip.com International Ltd., ADR (China)(a)	$612,645
1,500	Google, Inc. (Class “A” Shares)(a)	543,930
4,600	Netease.com, Inc., ADR (China)(a)	402,730
8,400	Sina Corporation(a)	187,908
34,000	ValueClick, Inc.(a)	595,340
49,000	Yahoo!, Inc.(a)	1,570,940

		3,913,493

IT Services 2.9%
24,400	Checkfree Corp.(a)	1,206,824
25,100	Cognizant Technology Solutions Corp.(a)	1,446,011

		2,652,835

Machinery & Equipment 2.5%
23,300	JLG Industries, Inc.	1,374,467
17,100	Joy Global, Inc.	881,676

		2,256,143

Media 0.6%
23,000	XM Satellite Radio Holdings, Inc. (Class “A” Shares)(a)	508,070

Metals & Mining 0.9%
15,200	Precision Castparts Corp.	806,208

Oil, Gas & Consumable Fuels 4.4%
5,600	Amerada Hess Corp.	774,536
5,900	Consol Energy, Inc.	377,718
13,000	Newfield Exploration Co.(a)	502,450
21,200	Plains Exploration & Production Co.(a)	863,900
8,000	Ultra Petroleum Corp. (Canada)(a)	416,320
15,400	Whiting Petroleum Corp.(a)	625,240
10,400	XTO Energy, Inc.	435,656

		3,995,820

Pharmaceuticals 3.6%
7,600	Barr Pharmaceuticals, Inc.(a)	510,568
18,700	Cubist Pharmaceuticals, Inc.(a)	413,457
9,900	CV Therapeutics, Inc.(a)	266,409
7,000	Invitrogen Corp.(a)	496,510
4,500	Neurocrine Biosciences, Inc.(a)	295,245
9,900	Nuvelo, Inc.(a)	169,686
23,800	Onyx Pharmaceuticals, Inc.(a)	678,300

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

28,300	Salix Pharmaceuticals Ltd.(a)	$446,008

		3,276,183

Semiconductors & Semiconductor Equipment 7.2%
37,500	Broadcom Corp. (Class “A” Shares)(a)	1,690,875
16,075	Hittite Microwave Corp.(a)	444,152
25,000	LSI Logic Corp.(a)	243,750
23,500	Marvell Technology Group Ltd. (Bermuda)(a)	1,438,670
27,800	MEMC Electronic Materials, Inc.(a)	931,022
16,200	National Semiconductor Corp.	454,410
13,900	Nvidia Corp.(a)	655,107
14,000	Silicon Laboratories, Inc.	671,720

		6,529,706

Software 3.0%
19,500	BMC Software, Inc.(a)	426,465
42,000	Compuware Corp.(a)	344,820
12,800	NAVTEQ Corp.(a)	592,768
7,000	Research in Motion Ltd. (Canada)(a)	493,710
25,000	Salesforce.com, Inc.(a)	871,250

		2,729,013

Specialty Retail 4.6%
13,100	Cheesecake Factory, Inc. (The)(a)	473,696
36,900	Chico’s FAS, Inc.(a)	1,736,145
20,800	MSC Industrial Direct Co., Inc.	985,296
11,500	Nordstrom, Inc.	437,000
14,800	Office Depot, Inc.(a)	528,064

		4,160,201

Telecommunications 2.2%
17,900	NII Holdings, Inc.(a)	916,838
16,500	Sprint Nextel Corp.	396,495
48,300	Tellabs, Inc.(a)	709,527

		2,022,860

Textiles, Apparel & Luxury Goods 1.3%
34,500	Coach, Inc.(a)	1,232,340

Transportation 0.5%
4,400	UTI Worldwide, Inc. (British Virgin Islands)	460,708

	Total long-term investments (cost $71,154,062)	90,456,579

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	13

Portfolio of Investments

as of February 28, 2006 Cont’d.

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 0.6%

Affiliated Money Market Mutual Fund
581,007	Dryden Core Investment Fund - Taxable Money Market Series (cost $581,007)(b)	$581,007

	Total Investments 99.7% (cost $71,735,069; Note 5)	91,037,586
	Other assets in excess of liabilities 0.3%	266,187

	Net Assets 100%	$91,303,773

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

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The industry classification of portfolio holdings, and assets in excess of liabilities shown as a percentage of net assets as of February 28, 2006 was as follows:

Commercial Services & Supplies	12.4%
Semiconductors & Semiconductor Equipment	7.2
Biotechnology	5.5
Energy Equipment & Services	5.0
Healthcare Providers & Services	4.8
Specialty Retail	4.6
Oil, Gas & Consumable Fuels	4.4
Internet Software & Services	4.3
Computers & Peripherals	4.2
Capital Markets	4.1
Communication Equipment	3.7
Pharmaceuticals	3.6
Internet & Catalog Retail	3.1
Software	3.0
Financial Services	2.9
IT Services	2.9
Electrical Equipment	2.6
Healthcare Equipment & Supplies	2.6
Machinery & Equipment	2.5
Telecommunications	2.2
Hotels, Restaurants & Leisure	2.1
Insurance	1.9
Commercial Banks	1.8
Electronic Equipment & Instruments	1.6
Textiles, Apparel & Luxury Goods	1.3
Metals & Mining	0.9
Food & Staples Retailing	0.8
Media	0.6
Chemicals	0.5
Computer Services & Software	0.5
Construction	0.5
Consumer Products & Services	0.5
Transportation	0.5
Short-Term Investment—Affiliated Money Market Mutual Fund	0.6

99.7
Other assets in excess of liabilities	0.3

Total	100.0%

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	15

Statement of Assets and Liabilities

as of February 28, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $71,154,062)	$90,456,579
Affiliated investments (cost $581,007)	581,007
Receivable for investments sold	2,671,886
Receivable for Fund shares sold	127,834
Dividends and interest receivable	20,551
Prepaid expenses	3,767

Total assets	93,861,624

LIABILITIES
Payable for investments purchased	1,938,532
Payable for Fund shares reacquired	201,275
Accrued expenses and other liabilities	127,493
Management fee payable	91,908
Transfer agent fee payable	73,984
Payable to custodian	61,987
Distribution fee payable	57,399
Deferred trustees’ payable	5,273

Total liabilities	2,557,851

NET ASSETS	$91,303,773

Net assets were comprised of:
Shares of beneficial interest, at par	$9,575
Paid in capital, in excess of par	165,590,247

165,599,822
Accumulated net investment loss	(5,273)
Accumulated net realized loss on investments	(93,593,293)
Net unrealized appreciation on investments and foreign currencies	19,302,517

Net assets, February 28, 2006	$91,303,773

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($16,956,534 ÷ 1,726,872) shares of beneficial interest issued and outstanding)	$9.82
Maximum sales charge (5.50% of offering price)	.57

Maximum offering price to public	$10.39

Class B
Net Asset value, offering price and redemption price per share ($41,104,371 ÷ 4,353,052) shares of beneficial interest issued and outstanding)	$9.44

Class C
Net asset value, offering price and redemption price per share ($28,603,717 ÷ 3,029,445) shares of beneficial interest issued and outstanding)	$9.44

Class Z
Net asset value, offering price and redemption price per share ($4,639,151 ÷ 465,934) shares of beneficial interest issued and outstanding)	$9.96

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	17

Statement of Operations

Year Ended February 28, 2006

NET INVESTMENT LOSS
Income
Dividends (net of foreign withholding taxes of ($6,784)	$544,670
Affiliated dividends	15,366

Total income	560,036

Expenses
Management fee	814,759
Distribution fee—Class A	40,868
Distribution fee—Class B	416,101
Distribution fee—Class C	283,487
Transfer agent’s fees and expenses (including affiliated expense of $129,255)	213,000
Custodian’s fees and expenses	111,000
Registration fees	47,000
Reports to shareholders	40,000
Legal fees and expenses	23,000
Audit fee	17,000
Trustees’ fees	14,000
Loan interest expense	104
Miscellaneous expenses	11,348

Total expenses	2,031,667

Net investment loss	(1,471,631)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	18,724,244
Written option transactions	11,380
Foreign currency transactions	984

18,736,608

Net change in unrealized appreciation (depreciation) on:
Investments	(691,491)
Written options	(6,555)
Foreign currencies	(2,603)

(700,649)

Net gain on investments and foreign currencies	18,035,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,564,328

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2006	2005
DECREASE IN NET ASSETS
Operations
Net investment loss	$(1,471,631)	$(1,937,282)
Net realized gain on investments and foreign currency transactions	18,736,608	16,038,945
Net change in unrealized depreciation on investments and foreign currencies	(700,649)	(5,750,256)

Net increase in net assets resulting from operations	16,564,328	8,351,407

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	5,167,066	5,091,782
Cost of shares reacquired	(27,715,352)	(30,683,596)

Net decrease in net assets resulting from Fund share transactions	(22,548,286)	(25,591,814)

Total decrease	(5,983,958)	(17,240,407)

NET ASSETS
Beginning of year	97,287,731	114,528,138

End of year	$91,303,773	$97,287,731

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	19

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of three funds: Jennison Select Growth Fund (formerly known as Strategic Partners Focused Growth Fund), Dryden Strategic Value Fund (formerly known as Strategic Partners Focused Value Fund) and Strategic Partners New Era Growth Fund (the “Fund”). These financial statements relate to Strategic Partners New Era Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business trust on January 28, 2000 and the Fund commenced operations on November 22, 2000.

The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity-related securities of emerging U.S. companies that are selected by the Fund’s two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from

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independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. As of February 28, 2006, there were no securities valued in accordance with such procedures.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

Strategic Partners New Era Growth Fund	21

Notes to Financial Statements

Cont’d

market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

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The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains in excess of capital loss carryforwards, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income; accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Strategic Partners New Era Growth Fund	23

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Company has a management agreement for the Fund with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with TCW Investment Management (“TCW”) and Calamos Asset Management, Inc. (“Calamos”). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. In connection there with, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Each of the two sub-advisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two sub-advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two sub-advisers, as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two subadvisers. On March 29, 2005, TCW Investment Management replaced Jennison as a subadviser to the Fund. Calamos will continue to serve as a subadviser.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and ..85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 28, 2006, PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $34,100 in front-end sales charges resulting from sales of Class A during the year ended February 28, 2006. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $105,200 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2006.

PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing Corporation, an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2006 the Fund incurred approximately $57,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2006, Wachovia Securities LLC, an affiliate of PI, and Prudential Equity Group, LLC an indirect, wholly-owned subsidiary of Prudential, earned $1,160 and $45, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2006 were $108,700,981 and $134,138,989, respectively.

Strategic Partners New Era Growth Fund	25

Notes to Financial Statements

Cont’d

Transactions in written options during the year ended February 28, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of February 28, 2005	117	$13,140
Options closed	(98)	(9,967)
Options written	—	—
Options exercised	(19)	(3,173)

Options outstanding as of February 28, 2006	—	$—

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid in capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended February 28, 2006, the adjustments were to decrease accumulated net investment loss by $1,471,648, increase accumulated net realized loss on investments by $984 and decrease paid in capital in excess of par by $1,470,664 due to a net operating loss and reclassification of net foreign currency gains. Net investment loss, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$71,802,117	$20,553,840	$(1,318,371)	$19,235,469

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

There were no distributions paid during the years ended February 28, 2006 and February 28, 2005, respectively.

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As of February 28, 2006, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2006, of approximately $93,526,000 of which $16,423,000 expires in 2010 and $77,103,000 expires in 2011. Approximately $18,659,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 28, 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2006:
Shares sold	266,259	$2,405,064
Shares reacquired	(740,249)	(6,389,119)

Net decrease in shares outstanding before conversion	(473,990)	(3,984,055)
Shares issued upon conversion from Class B	19,427	165,641

Net decrease in shares outstanding	(454,563)	$(3,818,414)

Year ended February 28, 2005:
Shares sold	259,661	$1,971,594
Shares reacquired	(856,450)	(6,538,980)

Net decrease in shares outstanding before conversion	(596,789)	(4,567,386)
Shares issued upon conversion from Class B	12,155	92,267

Net decrease in shares outstanding	(584,634)	$(4,475,119)

Strategic Partners New Era Growth Fund	27

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended February 28, 2006:
Shares sold	76,132	$655,208
Shares reacquired	(1,322,901)	(11,083,701)

Net decrease in shares outstanding before conversion	(1,246,769)	(10,428,493)
Shares issued upon conversion into Class A	(20,111)	(165,641)

Net decrease in shares outstanding	(1,266,880)	$(10,594,134)

Year ended February 28, 2005:
Shares sold	154,297	$1,122,347
Shares reacquired	(1,670,027)	(12,282,138)

Net decrease in shares outstanding before conversion	(1,515,730)	(11,159,791)
Shares issued upon conversion into Class A	(12,497)	(92,267)

Net decrease in shares outstanding	(1,528,227)	$(11,252,058)

Class C
Year ended February 28, 2006:
Shares sold	138,915	$1,235,954
Shares reacquired	(1,042,487)	(8,606,583)

Net decrease in shares outstanding	(903,572)	$(7,370,629)

Year ended February 28, 2005:
Shares sold	172,828	$1,271,781
Shares reacquired	(1,362,969)	(10,010,950)

Net decrease in shares outstanding	(1,190,141)	$(8,739,169)

Class Z
Year ended February 28, 2006:
Shares sold	94,890	$870,840
Shares reacquired	(189,744)	(1,635,949)

Net decrease in shares outstanding	(94,854)	$(765,109)

Year ended February 28, 2005:
Shares sold	96,541	$726,060
Shares reacquired	(245,384)	(1,851,528)

Net decrease in shares outstanding	(148,843)	$(1,125,468)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would

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be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund utilized the line of credit during the year ended February 28, 2006. The average daily balance for the one day the Fund had debt outstanding during the year was approximately $750,000 at a weighted average interest rate of approximately 4.99% amounting to an expense of $104.

Strategic Partners New Era Growth Fund	29

Financial Highlights

Class A
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.10

Income (loss) from investment operations
Net investment loss	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.78

Total from investment operations	1.72

Net asset value, end of year	$9.82

Total Return(a):	21.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$16,957
Average net assets (000)	$16,339
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.68%
Expenses, excluding distribution and service (12b-1) fees	1.43%
Net investment loss	(1.05)%
For Class A, B, C and Z shares:
Portfolio turnover rate	120%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended
February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)	February 28, 2002(b)

$7.41	$4.78	$6.52	$9.05

(0.10)	(0.09)	(0.07)	(0.09)
0.79	2.72	(1.67)	(2.44)

0.69	2.63	(1.74)	(2.53)

$8.10	$7.41	$4.78	$6.52

9.31%	55.02%	(26.69)%	(27.96)%

$17,680	$20,491	$16,674	$32,440
$19,139	$19,423	$23,274	$47,807

1.58%	1.66%	1.67%	1.54%
1.33%	1.41%	1.42%	1.29%
(1.29)%	(1.42)%	(1.26)%	(1.15)%

116%	144%	236%	196%

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	31

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.85

Income (loss) from investment operations
Net investment loss	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.78

Total from investment operations	1.59

Net asset value, end of year	$9.44

Total Return(a):	20.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$41,104
Average net assets (000)	$41,591
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.43%
Expenses, excluding distribution and service (12b-1) fees	1.43%
Net investment loss	(1.81)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended
February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)	February 28, 2002(b)

$7.23	$4.70	$6.46	$9.04

(0.15)	(0.13)	(0.11)	(0.15)
0.77	2.66	(1.65)	(2.43)

0.62	2.53	(1.76)	(2.58)

$7.85	$7.23	$4.70	$6.46

8.58%	53.83%	(27.24)%	(28.54)%

$44,128	$51,687	$38,471	$68,825
$46,919	$47,021	$51,273	$91,189

2.33%	2.41%	2.42%	2.29%
1.33%	1.41%	1.42%	1.29%
(2.05)%	(2.17)%	(2.01)%	(1.90)%

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	33

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.85

Income (loss) from investment operations
Net investment loss	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.78

Total from investment operations	1.59

Net asset value, end of year	$9.44

Total Return(a):	20.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$28,604
Average net assets (000)	$28,336
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.43%
Expenses, excluding distribution and service (12b-1) fees	1.43%
Net investment loss	(1.81)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended
February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)	February 28, 2002(b)

$7.23	$4.70	$6.46	$9.04

(0.15)	(0.13)	(0.11)	(0.15)
0.77	2.66	(1.65)	(2.43)

0.62	2.53	(1.76)	(2.58)

$7.85	$7.23	$4.70	$6.46

8.58%	53.83%	(27.24)%	(28.54)%

$30,882	$37,046	$29,180	$55,707
$33,156	$34,773	$40,817	$76,432

2.33%	2.41%	2.42%	2.29%
1.33%	1.41%	1.42%	1.29%
(2.05)%	(2.17)%	(2.01)%	(1.90)%

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.20

Income (loss) from investment operations
Net investment loss	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.79

Total from investment operations	1.76

Net asset value, end of year	$9.96

Total Return(a):	21.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,639
Average net assets (000)	$4,225
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.43%
Net investment loss	(0.79)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Class Z
Year Ended
February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)	February 28, 2002(b)

$7.47	$4.81	$6.54	$9.07

(0.08)	(0.07)	(0.06)	(0.07)
0.81	2.73	(1.67)	(2.46)

0.73	2.66	(1.73)	(2.53)

$8.20	$7.47	$4.81	$6.54

9.77%	55.30%	(26.45)%	(27.89)%

$4,597	$5,304	$4,774	$14,004
$4,887	$5,083	$8,072	$23,491

1.33%	1.41%	1.42%	1.29%
1.33%	1.41%	1.42%	1.29%
(1.05)%	(1.18)%	(1.02)%	(0.89)%

See Notes to Financial Statements.

Strategic Partners New Era Growth Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Opportunity Funds:

We have audited the accompanying Statement of Assets and Liabilities of the Strategic Partners New Era Growth Fund (the “Fund”) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to March 1, 2003, were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners New Era Growth Fund of the Strategic Partners Opportunity Funds as of February 28, 2006, and the results of its operations for the year then ended, and the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2006

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Management of the Fund

Unaudited

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Dynegy Inc. (energy services) (since September 2002); Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006) and Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (71), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Robert E. La Blanc (72), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003).

Douglas H. McCorkindale (66), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), formerly Chief Executive Officer (June 2000-July 2005) and President (September 1997-July 2005) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Strategic Partners New Era Growth Fund	39

Stephen G. Stoneburn (62), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (59), Vice President and Trustee since 2000(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

40	Visit our website at www.strategicpartners.com

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (34), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende (41), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Strategic Partners New Era Growth Fund	41

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

42	Visit our website at www.strategicpartners.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/06
	One Year	Since Inception
Class A	14.57%	–1.41%
Class B	15.25	–1.28
Class C	19.25	–1.09
Class Z	21.46	–0.08

Average Annual Total Returns (Without Sales Charges) as of 2/28/06
	One Year	Since Inception
Class A	21.23%	–0.34%
Class B	20.25	–1.09
Class C	20.25	–1.09
Class Z	21.46	–0.08

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www. strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/22/2000.

The graph compares a $10,000 investment in the Strategic Partners New Era Growth Fund (Class A shares) with a similar investment in the Russell Midcap Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (November 22, 2000) and the account values at the end of the current fiscal year (February 28, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with high price-to-book ratios and high forecasted growth values. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2006, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners New Era Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisors the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and
Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISORS	Calamos Asset Management, Inc.	111 East Warrenville Road Naperville, IL 60563
	TCW Investment Management	865 Figueroa Street Suite 1800 Los Angeles, CA 90017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	8800 Tinicam Boulevard Philadelphia, PA 19153

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners New Era Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners New Era Growth Fund
Share Class	A	B	C	Z
NASDAQ	SNGAX	SNGBX	SNGCX	SNGZX
CUSIP	86276R502	86276R601	86276R700	86276R809

MFSP501E    IFS-A117527    Ed. 04/2006

Jennison Select Growth Fund

FEBRUARY 28, 2006	ANNUAL REPORT

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

April 14, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Select Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Select Growth Fund

Jennison Select Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Select Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 2/28/06
	One Year	Five Years	Since Inception[2]
Class A	17.23%	–0.27%	–27.20%
Class B	16.17	–3.99	–30.30
Class C	16.17	–3.99	–30.30
Class Z	17.49	1.09	–26.10
Russell 1000 Growth Index[3]	9.47	–4.64	–32.23
S&P 500 Index[4]	8.39	12.37	–1.08
Lipper Large-Cap Growth Funds Avg.[5]	11.22	–5.34	–24.38

Average Annual Total Returns[1] as of 3/31/06
	One Year	Five Years	Since Inception[2]
Class A	13.49%	0.33%	–6.33%
Class B	14.10	0.54	–6.28
Class C	18.10	0.74	–6.12
Class Z	20.33	1.75	–5.17
Russell 1000 Growth Index[3]	13.14	1.66	–6.22
S&P 500 Index[4]	11.72	3.97	0.03
Lipper Large-Cap Growth Funds Avg.[5]	14.24	0.93	–4.73

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 6/2/00.

3The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

5The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/06
Google, Inc. (Class A Shares), Internet Software & Services	4.3%
Procter & Gamble Co., Household Products	4.2
Microsoft Corp., Software	4.0
Adobe Systems, Inc., Software	3.6
eBay, Inc., Internet Software & Services	3.5

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/06
Software	11.9%
Semiconductors & Semiconductor Equipment	11.4
Internet Software & Services	10.4
Biotechnology	8.5
Capital Markets	7.6

Industry weightings are subject to change.

Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

Performance Overview

The Jennison Select Growth Fund’s Class A shares returned 17.23% over the 12 months ended February 28, 2006, substantially outperforming the broad market represented by the 8.39% return of the S&P 500 Index and the 9.47% return of the Russell 1000® Growth Index, the Fund’s style-appropriate benchmark. Both indexes were led by their telecommunications services, energy, financials, and utilities sectors, while their consumer staples and consumer discretionary sectors lagged. The Fund’s return also was significantly higher than that of comparable funds, as represented by the Lipper Large-Cap Growth Funds Average (11.22%).

At the beginning of this reporting period, the Fund was called Strategic Partners Focused Growth Fund. Half its assets were managed by Alliance Capital Management and half by Jennison Associates. On March 22, 2005, three weeks into the reporting period, Jennison Associates assumed complete responsibility for the Fund. Its management accounted for all of the Fund’s outperformance of its benchmarks. The following discussion applies to the assets under Jennison’s management.

Market Environment

The fiscal year ended February 28, 2006, was marked by a sharp rise in energy prices and the effects of terrible weather across many parts of the United States (and around the globe). However, the impacts of these events on the U.S. economy and corporate earnings appear to have been relatively minor: GDP grew 3.5% in calendar 2005; core inflation remained under control; productivity, employment, and income continued to grow; and corporate profits for firms in the S&P 500 Index achieved double-digit gains. Economic data released during the first two months of 2006, although mixed, continued to suggest that the expansion remained on track.

Performance Discussion

The Fund’s healthcare positions had the largest positive impact on its total return, with strong performances by companies that made meaningful advances in treatment or that provide services designed to manage health care costs. Biotechnology companies Genentech, Gilead Sciences, and Amgen, and pharmaceutical giant Roche Holding, are all benefiting from strong product cycles. On the services side, UnitedHealth Group also posted solid returns.

The Fund’s information technology holdings made significant gains, as well. Google (see Comments on Largest Holdings) was the top contributor to its return, despite weakness during the first couple of months of 2006. We believe the company will remain in an exceptional, albeit slower, phase of revenue and earnings growth, and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We consider Google’s technological lead and dominant position in

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online web search a unique strength that has enabled the company to monetize its search activity at a higher rate than its competitors. Its continued investment in capital and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. Marvell Technology, which designs, develops, and markets integrated circuits for communications-related markets, also showed great strength. Its sales have been solid across all major product lines and its order book remains solid, suggesting that its revenues should continue to grow, although we believe Marvell’s margins may be reaching a peak. Apple Computers is seeing extraordinary growth, driven by the continued strength of iPod sales, which have created a “halo effect” for Macintosh sales. Apple has been introducing new products at a rapid pace and appears to be solidifying its leading position in the portable/downloadable music market. Other new product introductions have expanded into the video/ photography product categories.

Chico’s FAS was the greatest contributor to the Fund’s return in the consumer discretionary sector. It operates a chain of more than 700 women’s specialty apparel and accessories stores, targeting middle- to high-income women between the ages of 25 and 40. Its shares jumped as same-store sales remained brisk and its margins widened. Although margins are likely to be pressured in 2006 as new products roll out and new stores open, we believe Chico’s growth profile should remain impressive.

Charles Schwab and Merrill Lynch were top performers in the financials sector. We believe Schwab should continue to deliver solid results, given the company’s ongoing turnaround and the positive expense leverage from prior headcount reductions. Cost-cutting initiatives and investment in new businesses are driving Merrill’s performance.

Consumer staples holding Whole Foods had a stellar year as well. The company is enjoying square-footage growth and healthy same-store sales. New stores continue to be highly productive.

On the negative side, Electronic Arts was the single greatest detractor from the Fund’s performance. This leader in sports video games was hurt by soft sales, the result, we believe, of the disruptive effect of the introduction of new hardware consoles such as the Xbox 360. Manufacturers produced a limited supply of the consoles, curbing the number of games publishers could sell for the machines. At the same time, many consumers began to suspend purchases of titles for older consoles such as the original Xbox and Sony’s PlayStation 2. Although we expect a period of difficulty for the stock until the next-generation hardware consoles become more widely adopted, we remain positive about Electronic Arts’ long-term growth prospects because of its dominant portfolio of video game titles. A position in eBay (see Comments on Largest

Jennison Select Growth Fund	5

Your Fund’s Performance (continued)

Holdings) also hurt Fund results, although much of its weakness came early in 2005. The company’s listings, both in the United States and abroad, are growing impressively. Our position in industrial conglomerate General Electric also declined, despite strong operating results that were in line with expectations.

Outlook

The Fund continues to invest in what we consider to be high-quality companies with strong balance sheets and proven management teams. We look for superior long-term business fundamentals, which should spur sustainable, attractive growth opportunities. Overall earnings growth prospects for the companies included in the Fund remain strong both in absolute terms and relative to the growth rate projected for the firms in the S&P 500 Index.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Five Largest Holdings

As of 2/28/06

4.3%	Google, Inc./Internet Software & Services

Google sells advertising on its Internet search tools. Current spending on Internet advertising, which is estimated to be less than 5% of all advertising revenue, is growing by more than 30% a year. The company’s technological lead and dominant position in online web search is a unique strength that has enabled it to monetize its search activity much faster than its competition. Its continued investment in capital and R&D should add to revenue through product innovation, new formats, and new technologies.

4.2%	Procter & Gamble Co./Household Products

Procter & Gamble markets more than 300 branded baby, family care, fabric, home care, snack, and coffee products in more than 160 countries. On October 3, 2005, the company acquired The Gillette Company. We believe organic growth that is above the sector average together with cost and revenue synergies from the Gillette deal will propel Proctor & Gamble to new operating levels. The deal should accelerate growth in developing markets and allow for best practices to be cross- pollinated across Procter & Gamble and Gillette.

4.0%	Microsoft Corp./Software

Microsoft develops, manufactures, licenses, and supports a wide range of software products. The company has an unprecedented series of product releases scheduled over the next 6-12 months, and management expects the personal computer market to continue double-digit unit growth. The firm’s balance sheet and cash flow remain strong.

3.6%	Adobe Systems, Inc./Software

Adobe provides software and services for consumers, creative professionals, and enterprises. Demand for both the company’s document-management and design software product lines remains strong. Adobe bought Macromedia in December 2005, and we are enthusiastic about potential combined products. We expect that the first signs of a combined product offering will be evident by mid-2006.

3.5%	eBay, Inc./Internet Software & Services

eBay enables trade on a local, national, and international basis with customized sites in markets around the world. The company offers a platform for the sale of goods and services by individuals and businesses, and enables global e-commerce for an ever-growing online community. eBay shares weakened as investors tried to digest the company’s acquisition of internet telephony company Skype and assess growing competition from Google and other major internet players. We retain our conviction in eBay based on management’s focus on stimulating domestic sales and continued high growth in the international business and Paypal. Listings continue to grow ahead of plan.

Jennison Select Growth Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2005, at the beginning of the period, and held through the six-month period ended February 28, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Select Growth Fund		Beginning Account Value September 1, 2005	Ending Account Value February 28, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,088.20	1.74%	$9.01
	Hypothetical	$1,000.00	$1,016.17	1.74%	$8.70

Class B	Actual	$1,000.00	$1,084.00	2.49%	$12.87
	Hypothetical	$1,000.00	$1,012.45	2.49%	$12.42

Class C	Actual	$1,000.00	$1,084.00	2.49%	$12.87
	Hypothetical	$1,000.00	$1,012.45	2.49%	$12.42

Class Z	Actual	$1,000.00	$1,090.00	1.49%	$7.72
	Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2006, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2006 (to reflect the six-month period).

Jennison Select Growth Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of February 28, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.7%
COMMON STOCKS

Beverages 3.2%
47,700	PepsiCo, Inc.	$2,819,547

Biotechnology 8.5%
38,100	Amgen, Inc.(a)	2,876,169
25,600	Genentech, Inc.(a)	2,193,664
39,700	Gilead Sciences, Inc.(a)	2,472,119

		7,541,952

Capital Markets 7.6%
12,800	Goldman Sachs Group, Inc.	1,808,512
32,900	Merrill Lynch & Co., Inc.	2,540,209
149,200	Schwab, Charles, Corp.	2,418,532

		6,767,253

Communications Equipment 4.3%
92,100	Cisco Systems, Inc.(a)	1,864,104
40,700	QUALCOMM, Inc.	1,921,447

		3,785,551

Computer & Peripherals 2.1%
26,800	Apple Computer, Inc.(a)	1,836,872

Consumer Finance 3.3%
54,500	American Express Co.	2,936,460

Food & Staples Retailing 1.8%
24,600	Whole Foods Market, Inc.	1,571,448

Health Care Equipment & Supplies 5.2%
20,100	Alcon, Inc.	2,314,716
50,200	St. Jude Medical, Inc.(a)	2,289,120

		4,603,836

Health Care Providers & Services 4.0%
35,000	Caremark Rx, Inc.(a)	1,741,250
31,400	UnitedHealth Group, Inc.	1,828,422

		3,569,672

See Notes to Financial Statements.

Jennison Select Growth Fund	11

Portfolio of Investments

as of February 28, 2006 Cont’d.

Shares	Description	Value (Note 1)

Hotels, Restaurants & Leisure 2.1%
26,800	Marriott International, Inc. (Class A shares)	$1,833,120

Household Products 4.2%
61,900	Procter & Gamble Co.	3,709,667

Internet Software & Services 10.4%
76,500	eBay, Inc.(a)	3,064,590
10,500	Google, Inc. (Class A shares)(a)	3,807,510
73,800	Yahoo!, Inc.(a)	2,366,028

		9,238,128

Media 2.2%
69,400	Walt Disney Co.	1,942,506

Multiline Retail 4.6%
32,400	Federated Department Stores, Inc.	2,301,696
33,000	Target Corp.	1,795,200

		4,096,896

Oil, Gas & Consumable Fuels 1.1%
10,600	Occidental Petroleum Corp.	970,324

Pharmaceuticals 7.2%
38,400	Novartis AG (ADR) (Switzerland)	2,044,800
36,900	Roche Holding Ltd. Spons. (ADR) (Switzerland)	2,727,445
37,900	Sanofi-Aventis (ADR) (France)	1,615,677

		6,387,922

Semiconductors & Semiconductor Equipment 11.4%
63,900	Broadcom Corp. (Class A shares)(a)	2,881,252
46,400	Marvell Technology Group Ltd.(a)	2,840,608
54,600	Maxim Integrated Products, Inc	2,134,314
74,400	Texas Instruments, Inc.	2,220,840

		10,077,014

Software 11.9%
82,500	Adobe Systems, Inc.	3,186,150
31,700	Electronic Arts, Inc.(a)	1,647,449
131,200	Microsoft Corp.	3,529,280
44,100	SAP AG (ADR) (Germany)	2,253,510

		10,616,389

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Specialty Retail 3.3%
32,500	Chico’s FAS, Inc.(a)	$1,529,125
19,900	Lowe’s Companies, Inc.	1,356,782

		2,885,907

Textiles, Apparel, & Luxury Goods 2.3%
57,700	Coach, Inc.(a)	2,061,044

	Total Investments 100.7% (cost $71,251,998; Note 5)	89,251,508
	Liabilities in excess of other assets (0.7%)	(641,178)

	Net Assets 100.0%	$88,610,330

The following abbreviation is used in portfolio descriptions:

ADR—American Depository Receipt.

(a)	Non-income producing security.

See Notes to Financial Statements.

Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2006 were as follows:

Software	11.9%
Semiconductors & Semiconductor Equipment	11.4
Internet Software & Services	10.4
Biotechnology	8.5
Capital Markets	7.6
Pharmaceuticals	7.2
Health Care Equipment & Supplies	5.2
Multiline Retail	4.6
Communications Equipment	4.3
Household Products	4.2
Health Care Providers & Services	4.0
Consumer Finance	3.3
Specialty Retail	3.3
Beverages	3.2
Textiles, Apparel, & Luxury Goods	2.3
Media	2.2
Computer & Peripherals	2.1
Hotels, Restaurants & Leisure	2.1
Food & Staples Retailing	1.8
Oil, Gas & Consumable Fuels	1.1

100.7
Liabilities in excess of other assets	(0.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2006	ANNUAL REPORT

Jennison Select Growth Fund

Statement of Assets and Liabilities

as of February 28, 2006

Assets
Investments, at value (cost $71,251,998)	$89,251,508
Receivable for investments sold	634,980
Dividends receivable	71,871
Foreign tax reclaim receivable	22,464
Receivable for Fund shares sold	13,498
Other assets	5,634

Total assets	89,999,955

Liabilities
Payable for Fund shares reacquired	528,233
Payable to custodian	463,537
Accrued expenses and other liabilities	218,310
Management fee payable	63,097
Distribution fee payable	56,891
Transfer agent fee payable	52,850
Deferred trustees’ fees	6,707

Total liabilities	1,389,625

Net Assets	$88,610,330

Net assets were comprised of:
Shares of beneficial interest, at par	$12,578
Paid in capital, in excess of par	240,880,984

240,893,562
Accumulated net investment loss	(6,707)
Accumulated net realized loss on investments	(170,276,035)
Net unrealized appreciation on investments	17,999,510

Net assets, February 28, 2006	$88,610,330

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($18,620,658 ÷ 2,558,275 shares of beneficial interest issued and outstanding)	$7.28
Maximum sales charge (5.50% of offering price)	.42

Maximum offering price to public	$7.70

Class B
Net asset value, offering price and redemption price per share ($43,520,203 ÷ 6,241,676 shares of beneficial interest issued and outstanding)	$6.97

Class C
Net asset value, offering price and redemption price per share ($24,220,861 ÷ 3,473,725 shares of beneficial interest issued and outstanding)	$6.97

Class Z
Net asset value, offering price and redemption price per share ($2,248,608 ÷ 304,448 shares of beneficial interest issued and outstanding)	$7.39

See Notes to Financial Statements.

Jennison Select Growth Fund	17

Statement of Operations

Year Ended February 28, 2006

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $20,554)	$614,253
Interest	18,846
Affiliated dividend income	15,103

Total income	648,202

Expenses
Management fee	806,387
Distribution fee—Class A	36,515
Distribution fee—Class B	465,865
Distribution fee—Class C	258,828
Transfer agent’s fee and expenses (including affiliated expense of $236,500)	296,000
Custodian’s fees and expenses	96,000
Reports to shareholders	54,000
Registration fees	47,000
Legal fees and expenses	26,000
Audit fee	17,000
Trustees’ fees	13,000
Miscellaneous expenses	17,101

Total expenses	2,133,696

Net investment loss	(1,485,494)

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	10,069,881
Net change in unrealized appreciation on investments	4,909,931

Net gain on investments	14,979,812

Net Increase In Net Assets Resulting From Operations	$13,494,318

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,485,494)	$(1,502,147)
Net realized gain on investments	10,069,881	6,026,331
Net change in unrealized appreciation (depreciation) on investments	4,909,931	(1,778,746)

Net increase in net assets resulting from operations	13,494,318	2,745,438

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	11,982,182	2,510,697
Cost of shares reacquired	(29,950,411)	(32,434,755)

Net decrease in net assets resulting from Fund share transactions	(17,968,229)	(29,924,058)

Total decrease	(4,473,911)	(27,178,620)

Net Assets
Beginning of year	93,084,241	120,262,861

End of year	$88,610,330	$93,084,241

See Notes to Financial Statements.

Jennison Select Growth Fund	19

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Jennison Select Growth Fund (the “Fund”), Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Dryden Strategic Value Fund (formerly known as Strategic Partners Focused Value Fund). These financial statements relate to Jennison Select Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in equity related securities in approximately 40 equity-related securities that are selected by the Fund’s investment subadviser, as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s

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financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2006, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days, are valued at current market quotations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted

Jennison Select Growth Fund	21

Notes to Financial Statements

Cont’d

accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”). PIM provides Jennison with certain research services and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2006.

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The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 28, 2006, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net asset of the Class A shares.

PIMS has advised the Fund that it has received approximately $19,800 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2006. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2006, it received approximately $117,300 and $2,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2006.

Jennison Select Growth Fund	23

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2006, the Fund incurred approximately $73,500 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2006, Prudential Equity Group, LLC earned approximately $5,800 in broker commissions from portfolio transactions executed on behalf on the Fund.

The Fund invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2006, were $145,303,375 and $163,910,499, respectively.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized loss on investments. For the year ended February 28, 2006, the adjustments were to decrease accumulated net investment loss and decrease paid in capital, in excess of par by $1,485,758, due to a net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

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There were no distributions paid during the years ended February 28, 2006 and February 28, 2005.

As of February 28, 2006, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 28, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$71,618,540	$17,882,322	($249,354)	$17,632,968

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2006 of approximately $169,909,000 of which $11,966,000 expires in 2009, $87,881,000 expires in 2010, $54,267,000 expires in 2011 and $15,795,000 expires in 2012. Approximately $10,210,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 28, 2006. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares of 1% will be effective during the 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Jennison Select Growth Fund	25

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2006:
Shares sold	1,507,620	$10,502,144
Shares reacquired	(914,456)	(6,326,025)

Net increase (decrease) in shares outstanding before conversion	593,164	4,176,119
Shares issued upon conversion from Class B	7,912	53,995

Net increase (decrease) in shares outstanding	601,076	$4,230,114

Year ended February 28, 2005:
Shares sold	90,945	$540,881
Shares reacquired	(763,912)	(4,568,892)

Net increase (decrease) in shares outstanding before conversion	(672,967)	(4,028,011)
Shares issued upon conversion from Class B	3,334	20,507

Net increase (decrease) in shares outstanding	(669,633)	$(4,007,504)

Class B
Year ended February 28, 2006:
Shares sold	133,391	$857,853
Shares reacquired	(2,195,405)	(14,140,923)

Net increase (decrease) in shares outstanding before conversion	(2,062,014)	(13,283,070)
Shares reacquired upon conversion into Class A	(8,227)	(53,995)

Net increase (decrease) in shares outstanding	(2,070,241)	$(13,337,065)

Year ended February 28, 2005:
Shares sold	168,368	$978,389
Shares reacquired	(2,577,576)	(14,974,355)

Net increase (decrease) in shares outstanding before conversion	(2,409,208)	(13,995,966)
Shares reacquired upon conversion into Class A	(3,442)	(20,507)

Net increase (decrease) in shares outstanding	(2,412,650)	$(14,016,473)

Class C
Year ended February 28, 2006:
Shares sold	86,289	$574,780
Shares reacquired	(1,283,405)	(8,237,046)

Net increase (decrease) in shares outstanding	(1,197,116)	$(7,662,266)

Year ended February 28, 2005:
Shares sold	103,292	$606,427
Shares reacquired	(1,901,953)	(11,083,944)

Net increase (decrease) in shares outstanding	(1,798,661)	$(10,477,517)

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Class Z	Shares	Amount
Year ended February 28, 2006:
Shares sold	7,255	$47,405
Shares reacquired	(187,878)	(1,246,417)

Net increase (decrease) in shares outstanding	(180,623)	$(1,199,012)

Year ended February 28, 2005:
Shares sold	63,129	$385,000
Shares reacquired	(301,129)	(1,807,564)

Net increase (decrease) in shares outstanding	(238,000)	$(1,422,564)

Jennison Select Growth Fund	27

Financial Highlights

Class A
Year Ended February 28, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.21

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.14

Total from investment operations	1.07

Net asset value, end of year	$7.28

Total Return(b):	17.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$18,621
Average net assets (000)	$14,606
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.78%
Expenses, excluding distribution and service (12b-1) fees	1.53%
Net investment loss	(1.01)%
For Class A, B, C and Z shares:
Portfolio turnover	164%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended February 28/29,
2005	2004	2003	2002

$5.99	$4.41	$5.95	$7.30

(.06)	(.06)	(.06)	(.06)
.28	1.64	(1.48)	(1.29)

.22	1.58	(1.54)	(1.35)

$6.21	$5.99	$4.41	$5.95

3.67%	35.83%	(25.88)%	(18.49)%

$12,162	$15,734	$15,159	$27,630
$13,789	$16,241	$20,856	$34,765

1.77%	1.69%	1.61%	1.42%
1.52%	1.44%	1.36%	1.17%
(.81)%	(.99)%	(.93)%	(.77)%

86%	100%	53%	76%

See Notes to Financial Statements.

Jennison Select Growth Fund	29

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.00

Income (loss) from investment operations
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.09

Total from investment operations	.97

Net asset value, end of year	$6.97

Total Return(b):	16.17%
Ratios/Supplemental Data:
Net assets, end of year (000)	$43,520
Average net assets (000)	$46,586
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.53%
Expenses, excluding distribution and service (12b-1) fees	1.53%
Net investment loss	(1.82)%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

See Notes to Financial Statements.

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Class B
Year Ended February 28/29,
2005	2004	2003	2002

$5.83	$4.33	$5.87	$7.26

(.10)	(.10)	(.10)	(.11)
.27	1.60	(1.44)	(1.28)

.17	1.50	(1.54)	(1.39)

$6.00	$5.83	$4.33	$5.87

2.92%	34.64%	(26.24)%	(19.15)%

$49,855	$62,471	$55,540	$97,635
$55,354	$62,157	$75,020	$117,384

2.52%	2.44%	2.36%	2.17%
1.52%	1.44%	1.36%	1.17%
(1.56)%	(1.74)%	(1.68)%	(1.52)%

See Notes to Financial Statements.

Jennison Select Growth Fund	31

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.00

Income (loss) from investment operations
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.09

Total from investment operations	.97

Net asset value, end of year	$6.97

Total Return(b):	16.17%
Ratios/Supplemental Data:
Net assets, end of year (000)	$24,221
Average net assets (000)	$25,883
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.53%
Expenses, excluding distribution and service (12b-1) fees	1.53%
Net investment loss	(1.82)%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

See Notes to Financial Statements.

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Class C
Year Ended February 28/29,
2005	2004	2003	2002

$5.82	$4.33	$5.87	$7.26

(.11)	(.10)	(.10)	(.11)
.29	1.59	(1.44)	(1.28)

.18	1.49	(1.54)	(1.39)

$6.00	$5.82	$4.33	$5.87

3.09%	34.41%	(26.24)%	(19.15)%

$28,015	$37,685	$36,046	$63,966
$32,503	$38,987	$49,456	$80,074

2.52%	2.44%	2.36%	2.17%
1.52%	1.44%	1.36%	1.17%
(1.56)%	(1.74)%	(1.68)%	(1.52)%

See Notes to Financial Statements.

Jennison Select Growth Fund	33

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.29

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.16

Total from investment operations	1.10

Net asset value, end of year	$7.39

Total Return(b):	17.49%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,249
Average net assets (000)	$2,523
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.53%
Expenses, excluding distribution and service (12b-1) fees	1.53%
Net investment loss	(.82)%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

See Notes to Financial Statements.

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Class Z
Year Ended February 28/29,
2005	2004	2003	2002

$6.05	$4.45	$5.97	$7.31

(.04)	(.05)	(.05)	(.04)
.28	1.65	(1.47)	(1.30)

.24	1.60	(1.52)	(1.34)

$6.29	$6.05	$4.45	$5.97

3.97%	35.96%	(25.46)%	(18.33)%

$3,051	$4,373	$5,010	$10,840
$3,447	$4,955	$7,621	$12,834

1.52%	1.44%	1.36%	1.17%
1.52%	1.44%	1.36%	1.17%
(.57)%	(.75)%	(.69)%	(.52)%

See Notes to Financial Statements.

Jennison Select Growth Fund	35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Opportunity Funds:

We have audited the accompanying Statement of Assets and Liabilities of the Jennison Select Growth Fund (the “Fund”) (formerly known as Strategic Partners Focused Growth Fund) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to March 1, 2003, were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Select Growth Fund of the Strategic Partners Opportunity Funds as of February 28, 2006, and the results of its operations for the year then ended, and the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2006

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Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Dynegy Inc. (energy services) (since September 2002); Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006) and Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (71), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Robert E. La Blanc (72), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003).

Douglas H. McCorkindale (66), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), formerly Chief Executive Officer (June 2000-July 2005) and President (September 1997-July 2005) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Jennison Select Growth Fund	37

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (59), Vice President and Trustee since 2000(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

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Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (34), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende (41), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Jennison Select Growth Fund	39

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/06
	One Year	Five Year	Since Inception
Class A	10.78%	–1.18%	–6.30%
Class B	11.17	–1.01	–6.26
Class C	15.17	–0.81	–6.09
Class Z	17.49	0.22	–5.13

Average Annual Total Returns (Without Sales Charges) as of 2/28/06
	One Year	Five Year	Since Inception
Class A	17.23%	–0.05%	–5.38%
Class B	16.17	–0.81	–6.09
Class C	16.17	–0.81	–6.09
Class Z	17.49	0.22	–5.13

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/2/2000.

The graph compares a $10,000 investment in the Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 2, 2000) and the account values at the end of the current fiscal year (February 28, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2006, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer •
M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Select Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Select Growth Fund
Share Class	A	B	C	Z
NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R403

MF500E    IFS-A117525    Ed. 04/2006

Dryden Strategic Value Fund

FEBRUARY 28, 2006	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registerd trademark of The Prudential Insurance Company of America.

April 14, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Strategic Value Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Strategic Value Fund

Dryden Strategic Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Strategic Value Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 2/28/06
		One Year	Since Inception[2]
Class A		7.07%	23.33%
Class B		6.26	18.91
Class C		6.26	18.91
Class Z		7.27	24.87
Russell 1000 Value Index[3]		10.26	43.58
S&P 500 Index[4]		8.39	19.97
Lipper Large-Cap Value Funds Avg.[5]		8.25	27.12

Average Annual Total Returns[1] as of 3/31/06
	One Year	Five Years	Since Inception[2]
Class A	4.82%	3.33%	3.32%
Class B	5.09	3.54	3.54
Class C	9.09	3.72	3.71
Class Z	11.19	4.76	4.76
Russell 1000 Value Index[3]	13.31	7.79	7.79
S&P 500 Index[4]	11.72	3.97	3.97
Lipper Large-Cap Value Funds Avg.[5]	11.40	5.11	5.11

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/01.

3The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

5The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Value Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/06
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	5.9%
Citigroup, Inc., Diversified Financial Services	4.0
Pfizer, Inc., Pharmaceuticals	3.7
Bank of America Corp., Commercial Banks	3.4
JP Morgan Chase & Co., Diversified Financial Services	2.7

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/06
Oil, Gas & Consumable Fuels	15.2%
Commercial Banks	13.0
Insurance	7.3
Pharmaceuticals	7.2
Diversified Financial Services	6.7

Industry weightings are subject to change.

Dryden Strategic Value Fund	3

Your Fund’s Performance (continued)

The Dryden Strategic Value Fund’s Class A shares returned 7.07% over the 12 months ended February 28, 2006, trailing the return of the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Average.

During this reporting period through September 20, 2005, the Fund was named Strategic Partners Focused Value Fund, and its assets were managed in two independent segments by Davis Advisors and Salomon Brothers Asset Management. Over this period, it trailed the Russell 1000® Value Index. For the duration of the reporting period, the Fund was managed solely by Quantitative Management Associates LLC (QMA), a unit of Prudential Financial, and its performance was close to its benchmark index.

Over the Fund’s full fiscal year, the market for large-cap value stocks rose at a moderate pace, slightly below its 10-year average. The Russell 1000® Value Index marginally beat the comparable growth index. By and large, stocks related to energy, construction, healthcare excluding large drug companies, and investment banks had particularly high returns, while automobile and media-related stocks had substantial declines.

Strategic Partners Focused Value Period

The Strategic Partners Focused Value Fund paired an asset manager that took a core value approach, Salomon Brothers, with one that took a relative value approach, Davis Advisors. This Fund underperformed the Russell 1000® Value Index over the fiscal year to September 20, particularly during the declining markets of March and April 2005. Its underperformance was due primarily to underweights compared with the Index in the strong utilities and energy sectors.

Dryden Strategic Value Period

The Fund’s principal investment strategies changed under QMA. We seek to outperform large capitalization value stock indexes by 1% to 2% per year over a full market cycle, while reducing risk through industry and security diversification. We believe that a consistently applied quantitative approach is the most effective way to identify undervalued stocks, those with the potential to provide above-average performance as their prices adjust upwards to their long-term “normal” valuations. We invest in between 125 and 200 stocks that have low price-to-earnings ratios and that are generally out of favor, distributed across a broad cross-section of the market. We also believe that the timing of transactions is critical—that when we buy or sell stocks is as important as which stocks to own.

4	Visit our website at www.jennisondryden.com

Since the end of September, the Fund’s return has been close to its benchmark index. It particularly benefited from good selection among drug stocks, notably Merck and Pfizer. Both had dropped sharply late in 2004, in the wake of the removal of Merck’s popular painkiller Vioxx from the market and concerns about patent expirations at Pfizer. These concerns continued into 2005, bringing their share prices to very attractive levels in relation to their earnings. Merck shares rose 30% between the beginning of October and the end of the reporting period, reflecting investors’ recognition of the improving outlook for Merck’s business fundamentals and increasing confidence that the company can successfully resolve the Vioxx litigation. The Fund’s performance was also helped by timely purchases in Pfizer, whose difficulties developing new products we believe were over-emphasized by investors. As the stock bottomed in late 2005, we moved to an overweighting, allowing us to take advantage of the rebound in Pfizer’s stock price during the first two months of 2006.

The Fund benefited from an overweighting in Darden Restaurants, which rose 39% between October 1, 2005 and February 28, 2006, during which it reported strong operating results at Red Lobster and Olive Garden. The Fund’s performance relative to its benchmark was helped by not having a position in Time Warner, which fell 4% over the period and was a large component of the benchmark.

The benefits of these decisions were offset by poor stock selection in food and drug retailing. In addition, the Fund did not fully participate in the sharp rise of certain benchmark components in the metals & mining industries, which were driven by rising commodity prices. Part of our strategy is to look for out-of-favor stocks, however, and by the fourth quarter of 2005, these stocks already had a considerable run of strong relative performance.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Dryden Strategic Value Fund	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2005, at the beginning of the period, and held through the six-month period ended February 28, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

6	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Strategic Value Fund		Beginning Account Value September 1, 2005	Ending Account Value February 28, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,061.50	1.73%	$8.84
	Hypothetical	$1,000.00	$1,016.22	1.73%	$8.65

Class B	Actual	$1,000.00	$1,057.80	2.48%	$12.65
	Hypothetical	$1,000.00	$1,012.50	2.48%	$12.37

Class C	Actual	$1,000.00	$1,057.80	2.48%	$12.65
	Hypothetical	$1,000.00	$1,012.50	2.48%	$12.37

Class Z	Actual	$1,000.00	$1,062.60	1.48%	$7.57
	Hypothetical	$1,000.00	$1,017.46	1.48%	$7.40

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2006, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2006 (to reflect the six-month period).

Dryden Strategic Value Fund	7

This Page Intentionally Left Blank

Portfolio of Investments

as of February 28, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.8%
COMMON STOCKS

Aerospace & Defense 1.8%
6,300	General Dynamics Corp.	$776,601
4,600	Northrop Grumman Corp.	294,860
10,000	Raytheon Co.	434,000
11,000	United Technologies Corp.	643,500

		2,148,961

Air Freight & Logistics 0.4%
10,700	Ryder System, Inc.	474,438

Automobiles & Components 1.0%
33,400	Ford Motor Co.	266,198
8,800	General Motors Corp.	178,728
11,000	Johnson Controls, Inc.	783,970

		1,228,896

Beverages 1.0%
9,000	Anheuser-Busch Cos., Inc.	373,860
23,200	Coca-Cola Enterprises, Inc.	455,880
6,300	Molson Coors Brewing Co.	395,325

		1,225,065

Building Products 0.3%
12,700	Masco Corp.	396,113

Capital Markets 5.3%
5,800	Bear Stearns Cos., Inc. (The)	779,752
9,400	Goldman Sachs Group, Inc.	1,328,126
8,000	Lehman Brothers Holdings, Inc.	1,167,600
23,000	Merrill Lynch & Co., Inc.	1,775,830
24,200	Morgan Stanley	1,443,772

		6,495,080

Chemicals 1.4%
10,900	Dow Chemical Co. (The)	469,027
10,800	E.I. DuPont de Nemours & Co.	434,592
9,700	Engelhard Corp.	385,575
7,500	PPG Industries, Inc.	454,725

		1,743,919

See Notes to Financial Statements.

Dryden Strategic Value Fund	9

Portfolio of Investments

as of February 28, 2006

Shares	Description	Value (Note 1)

Commercial Banks 13.0%
18,000	AmSouth Bancorp.	$499,500
90,400	Bank of America Corp.	4,144,840
16,300	BB&T Corp.	644,339
9,200	Comerica, Inc.	527,344
2,148	HSBC Holdings PLC (United Kingdom)	36,699
18,300	Huntington Bancshares, Inc.	440,115
18,400	National City Corp.	640,320
10,500	PNC Financial Services Group, Inc.	738,675
19,700	Regions Financial Corp.	685,166
11,100	SunTrust Banks, Inc.	803,307
44,500	US Bancorp	1,375,495
41,200	Wachovia Corp.	2,310,084
38,400	Wells Fargo & Co.	2,465,280
5,700	Zions Bancorporation	470,364

		15,781,528

Commercial Services & Supplies 0.7%
31,800	Cendant Corp.	528,516
17,000	H&R Block, Inc.	379,100

		907,616

Computers & Peripherals 1.5%
32,700	Hewlett-Packard Co.	1,072,887
9,200	International Business Machines Corp.	738,208

		1,811,095

Consumer Finance 0.4%
6,100	Capital One Financial Corp.	534,360

Diversified Financial Services 6.7%
107,000	Citigroup, Inc.	4,961,590
79,000	JPMorgan Chase & Co.	3,250,060

		8,211,650

Diversified Telecommunication Services 5.7%
88,100	AT&T Inc.	2,430,679
55,100	BellSouth Corp.	1,740,058
12,100	CenturyTel, Inc.	435,358
70,800	Verizon Communications, Inc.	2,385,960

		6,992,055

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of February 28, 2006 Cont’d.

Shares	Description	Value (Note 1)

Electric Utilities 3.5%
20,800	American Electric Power Co., Inc.	$759,200
15,400	Cinergy Corp.	678,832
10,500	Entergy Corp.	761,355
21,800	Exelon Corp.	1,244,998
25,100	Southern Co. (The)	854,153

		4,298,538

Exchange Traded Fund 0.3%
5,200	iShares Russell 1000 Value Index Fund	376,116

Food & Staples Retailing 1.4%
29,300	Kroger Co. (The) (a)	587,172
24,500	Safeway, Inc.	595,595
17,600	Supervalu, Inc.	556,160

		1,738,927

Food Products 1.7%
17,700	Archer-Daniels-Midland Co.	561,444
28,100	ConAgra Foods, Inc.	590,943
29,100	Sara Lee Corp.	514,197
27,000	Tyson Foods, Inc. (Class A Shares)	365,310

		2,031,894

Gas Utilities 0.3%
8,700	Peoples Energy Corp.	319,377

Healthcare Providers & Services 1.2%
7,300	Cigna Corp.	896,075
10,900	HCA, Inc.	522,110

		1,418,185

Hotels, Restaurants & Leisure 1.2%
8,900	Darden Restaurants, Inc.	373,266
33,100	McDonald’s Corp.	1,155,521

		1,528,787

Household Durables 3.1%
5,600	Black & Decker Corp.	479,248
5,900	Centex Corp.	398,899
5,400	KB Home	361,962
7,100	Lennar Corp. (Class A Shares)	425,006

See Notes to Financial Statements.

Dryden Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2006 Cont’d.

Shares	Description	Value (Note 1)

20,500	Newell Rubbermaid, Inc.	$509,835
12,500	Pulte Homes, Inc.	480,125
10,300	Stanley Works (The)	516,442
6,700	Whirlpool Corp.	601,593

		3,773,110

Industrial Conglomerates 0.5%
4,600	Textron, Inc.	405,306
9,300	Tyco International Ltd. (Bermuda)	239,847

		645,153

Insurance 7.3%
8,500	ACE Ltd. (Cayman Islands)	473,705
20,300	Allstate Corp. (The)	1,112,034
5,800	AMBAC Financial Group, Inc.	435,870
33,400	American International Group, Inc.	2,216,424
15,500	AON Corp.	613,955
5,200	Chubb Corp.	497,900
8,600	Hartford Financial Services Group, Inc.	708,468
8,400	Jefferson-Pilot Corp.	506,100
9,700	Lincoln National Corp.	550,669
8,600	MBIA, Inc.	505,164
3,800	Progressive Corp. (The)	408,310
10,200	St. Paul Travelers Cos., Inc. (The)	438,396
9,000	Torchmark Corp.	492,030

		8,959,025

IT Services 1.2%
11,000	Computer Sciences Corp.(a)	597,740
32,500	Convergys Corp.(a)	564,525
12,600	Electronic Data Systems Corp.	336,420

		1,498,685

Leisure Equipment & Products 0.9%
4,700	Brunswick Corp.	184,381
17,600	Eastman Kodak Co.	493,680
26,700	Mattel, Inc.	449,895

		1,127,956

Machinery 1.0%
8,900	Deere & Co.	678,803
11,900	Ingersoll-Rand Co. Ltd. (Class A Shares) (Bermuda)	488,257

		1,167,060

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Media 1.5%
9,250	CBS Corp. (Class B Shares)	$226,255
19,700	Comcast Corp. (Class A Shares)(a)	528,551
11,300	Gannett Co., Inc.	702,408
9,250	Viacom, Inc. (Class B Shares)(a)	369,630

		1,826,844

Metals & Mining 0.4%
15,700	Alcoa, Inc.	460,324

Multi-Utilities 3.7%
12,600	Consolidated Edison, Inc.	577,962
10,400	Dominion Resources, Inc.	781,040
14,100	DTE Energy Co.	610,530
15,900	KeySpan Corp.	647,925
16,700	NiSource, Inc.	342,851
7,900	Public Service Enterprise Group, Inc.	548,181
14,600	Sempra Energy	698,464
19,700	Xcel Energy, Inc.	365,632

		4,572,585

Multiline Retail 0.6%
11,100	Federated Department Stores, Inc.	788,544

Oil, Gas & Consumable Fuels 15.2%
4,700	Amerada Hess Corp.	650,057
7,700	Anadarko Petroleum Corp.	763,532
11,900	Burlington Resources, Inc.	1,073,142
53,400	Chevron Corp.	3,016,032
35,200	ConocoPhillips	2,145,792
14,100	Devon Energy Corp.	826,683
122,000	Exxon Mobil Corp.	7,243,140
5,600	Kerr-McGee Corp.	547,120
14,300	Marathon Oil Corp.	1,009,580
14,000	Occidental Petroleum Corp.	1,281,560

		18,556,638

Paper & Forest Products 0.9%
12,300	International Paper Co.	403,071
10,000	Weyerhaeuser Co.	682,900

		1,085,971

See Notes to Financial Statements.

Dryden Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2006 Cont’d.

Shares	Description	Value (Note 1)

Pharmaceuticals 7.2%
42,000	Bristol-Myers Squibb Co.	$970,200
35,900	King Pharmaceuticals, Inc.(a)	583,375
46,800	Merck & Co., Inc.	1,631,448
175,200	Pfizer, Inc.	4,588,488
22,300	Wyeth	1,110,540

		8,884,051

Road & Rail 0.7%
5,300	CSX Corp.	293,514
6,800	Union Pacific Corp.	602,140

		895,654

Specialty Retail 1.6%
21,500	Autonation Inc.(a)	449,565
4,900	AutoZone, Inc.(a)	473,732
9,400	Ltd. Brands	222,498
18,100	RadioShack Corp.	353,855
10,800	Sherwin-Williams Co. (The)	491,940

		1,991,590

Textiles & Apparel 1.0%
13,700	Jones Apparel Group, Inc.	396,204
11,500	Liz Claiborne, Inc.	414,345
8,400	VF Corp.	460,320

		1,270,869

Thrifts & Mortgage Finance 2.2%
17,100	Countrywide Financial Corp.	589,608
8,200	Golden West Financial Corp.	582,446
7,100	MGIC Investment Corp.	452,625
25,300	Washington Mutual, Inc.	1,080,310

		2,704,989

Tobacco 1.8%
25,500	Altria Group, Inc.	1,833,450
10,400	UST, Inc.	404,352

		2,237,802

Wireless Telecommunication Services 0.2%
12,000	Sprint Nextel Corp.	288,360

	Total long-term investments (cost $108,952,158)	122,397,810

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENT 0.1%

U.S. Treasury Security
$ 100	United States Treasury Bill, 4.29%, 3/16/06 (cost $99,819)(c)	$99,819

	Total Investments 99.9% (cost $109,051,977; Note 5)	122,497,629
	Other assets in excess of liabilities(b) 0.1%	136,504

	Net Assets 100%	$122,634,133

(a)	Non-income producing security.
(b)	Includes net unrealized appreciation on financial futures as follows:
(c)	Security segregated as collateral for futures contract.

Open future contracts outstanding at February 28, 2006:

Number of Contracts	Type	Expiration Date	Value at February, 28 2006	Value at Trade Date	Unrealized Appreciation
	Long Position:
1	S&P 500 Index Futures	Mar. 2006	$320,600	$320,513	$87

See Notes to Financial Statements.

Dryden Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2006 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2006 were as follows:

Oil, Gas & Consumable Fuels	15.2%
Commercial Banks	13.0
Insurance	7.3
Pharmaceuticals	7.2
Diversified Financial Services	6.7
Diversified Telecommunication Services	5.7
Capital Markets	5.3
Multi-Utilities	3.7
Electric Utilities	3.5
Household Durables	3.1
Thrifts & Mortgage Finance	2.2
Aerospace & Defense	1.8
Tobacco	1.8
Food Products	1.7
Specialty Retail	1.6
Computers & Peripherals	1.5
Media	1.5
Chemicals	1.4
Food & Staples Retailing	1.4
Healthcare Providers & Services	1.2
Hotels, Restaurants & Leisure	1.2
IT Services	1.2
Automobiles & Components	1.0
Beverages	1.0
Machinery	1.0
Textiles & Apparel	1.0
Leisure Equipment & Products	0.9
Paper & Forest Products	0.9
Commercial Services & Supplies	0.7
Road & Rail	0.7
Multiline Retail	0.6
Industrial Conglomerates	0.5
Air Freight & Logistics	0.4
Consumer Finance	0.4
Metals & Mining	0.4
Building Products	0.3
Exchange Traded Fund	0.3
Gas Utilities	0.3
Wireless Telecommunication Services	0.2
U.S. Treasury Securities	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

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ANNUAL REPORT

FEBRUARY 28, 2006

PRUDENTIAL

DRYDEN STRATEGIC VALUE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of February 28, 2006

Assets
Investments, at value (cost $109,051,977)	$122,497,629
Cash	817,901
Receivable for investments sold	373,667
Dividends and interest receivable	302,069
Prepaid expenses	9,451
Receivable for Fund shares sold	8,490

Total assets	124,009,207

Liabilities
Payable for Fund shares reacquired	499,950
Payable for investments purchased	367,640
Accrued expenses and other liabilities	289,518
Distribution fee payable	82,629
Management fee payable	75,839
Transfer agent fee payable	52,854
Deferred trustees fees	3,744
Due to broker—variation margin	2,900

Total liabilities	1,375,074

Net Assets	$122,634,133

Net assets were comprised of:
Shares of beneficial interest, at par	$10,264
Paid in capital, in excess of par	113,346,740

113,357,004
Undistributed net investment income	29,922
Accumulated net realized loss on investments and foreign currency transactions	(4,198,049)
Net unrealized appreciation on investments and foreign currencies	13,445,256

Net assets, February 28, 2006	$122,634,133

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($14,967,862 ÷ 1,221,019 shares of beneficial interest issued and outstanding)	$12.26
Maximum sales charge (5.50% of offering price)	.71

Maximum offering price to public	$12.97

Class B
Net asset value, offering price and redemption price per share
($61,400,257 ÷ 5,165,531 shares of beneficial interest issued and outstanding)	$11.89

Class C
Net asset value, offering price and redemption price per share
($41,767,401 ÷ 3,513,912 shares of beneficial interest issued and outstanding)	$11.89

Class Z
Net asset value, offering price and redemption price per share
($4,498,613 ÷ 363,162 shares of beneficial interest issued and outstanding)	$12.39

See Notes to Financial Statements.

Dryden Strategic Value Fund	19

Statement of Operations

Year Ended February 28, 2006

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $26,716)	$3,014,022
Interest	14,550

Total income	3,028,572

Expenses
Management fee	1,205,424
Distribution fee—Class A	53,963
Distribution fee—Class B	668,146
Distribution fee—Class C	465,400
Transfer agent’s fees and expenses (including affiliated expense of $213,200)	294,000
Reports to shareholders	90,000
Custodian’s fees and expenses	80,000
Registration fees	52,000
Legal fees and expenses	25,000
Audit fee	17,000
Trustees’ fees	13,000
Miscellaneous expenses	10,038

Total expenses	2,973,971

Net investment income	54,601

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	27,114,235
Foreign currency transactions	(20,819)
Financial futures transactions	12,531

27,105,947

Net change in unrealized appreciation (depreciation) on:
Investments	(19,886,406)
Foreign currencies	(491)
Financial futures contracts	87

(19,886,810)

Net gain on investments and foreign currencies	7,219,137

Net Increase In Net Assets Resulting From Operations	$7,273,738

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$54,601	$(348,677)
Net realized gain on investments and foreign currency transactions	27,105,947	924,603
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(19,886,810)	4,994,447

Net increase in net assets resulting from operations	7,273,738	5,570,373

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	2,188,574	8,315,136
Cost of shares reacquired	(52,751,219)	(43,770,211)

Net decrease in net assets resulting from Fund share transactions	(50,562,645)	(35,455,075)

Total decrease	(43,288,907)	(29,884,702)

Net Assets
Beginning of year	165,923,040	195,807,742

End of year(a)	$122,634,133	$165,923,040

(a) Includes undistributed net investment income of	$29,922	—

See Notes to Financial Statements.

Dryden Strategic Value Fund	21

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of three funds: Jennison Select Growth Fund (formerly known as Strategic Partners Focused Growth Fund), Strategic Partners New Era Growth Fund, and Dryden Strategic Value Fund (the “Fund”) (formerly known as Strategic Partners Focused Value Fund). These financial statements only relate to the Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on March 30, 2001. Prior to September 20, 2005, the Fund was formerly known as Strategic Partners Focused Value Fund.

The investment objective of the Fund is long-term growth of capital. The Fund’s sub- advisor uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and undervalued based on price-to-earnings ratios and other value factors. The Fund may hold in excess of 200 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2006 there were no securities valued in accordance with such procedures.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period end, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Dryden Strategic Value Fund	23

Notes to Financial Statements

Cont’d

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income; accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI had subadvisory agreements with Davis Selected Advisers L.P. (“Davis Advisers”) and Salomon Brothers Asset Management, Inc. (“Salomon Brothers”) through September 19, 2005. Effective September 20, 2005, Quantitative Management Associates LLC (“QMA”) replaced Davis Advisers and Salomon Brothers as subadvisor to the Fund. The subadvisory agreements provided that each subadvisor furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisors, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prior to September 20, 2005, each of the two subadvisors, Davis Advisers and Salomon Brothers, had managed approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisors, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) were divided between the two subadvisors as PI deemed appropriate. In addition, periodic rebalancing of the portfolio’s assets may have occured to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisors.

For the period from March 1, 2005 through September 19, 2005, the management fee paid to PI was computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. Effective September 20, 2005, the management fee paid to PI is computed daily and payable monthly, at an annual rate of .80 of 1% of the Fund’s average daily net assets up to and including $1 billion and .75 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .86 of 1% for the year ended February 28, 2006.

Dryden Strategic Value Fund	25

Notes to Financial Statements

Cont’d

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the ‘Class A, B and C Plans’), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received approximately $10,000 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $182,800 and $1,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2006.

PI, PIMS and QMA are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative

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source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly- owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2006, the Fund incurred approximately $80,300 in total networking fees. These amounts are included in the transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2006 aggregated $179,738,655 and $229,074,186, respectively.

Note 5. Tax Information

In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended February 28, 2006, the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions by $20,819 due to reclassification of net foreign currency losses. Net investment income, net realized losses, paid in capital and net assets were not affected by this change.

There were no distributions paid during the years ended February 28, 2006 and February 28, 2005, respectively.

As of February 28, 2006, the Fund had undistributed net investment income on a tax basis of a $33,666.

Dryden Strategic Value Fund	27

Notes to Financial Statements

Cont’d

As of February 28, 2006, the Fund had a capital loss carryforward for tax purposes of approximately $4,016,000, of which $3,422,000 expires in 2012 and $594,000 expires in 2013. The Fund utilized approximately $26,311,000 of its prior year capital loss carryforward. Accordingly, no capital gains distributions is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 28, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Tax Basis Adjustments	Adjusted Net Unrealized Appreciation
$109,234,529	$15,423,914	$2,160,814	$13,263,100	$(483)	$13,262,617

The difference between the book basis and tax basis was primarily attributable to deferred losses on wash sales. The adjusted net unrealized appreciation on a tax basis includes other tax basis adjustments that were primarily attributable to depreciation of foreign currencies.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

At February 28, 2006, Prudential owns 1 share of each Class A, Class B, Class C and Class Z.

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Transactions in shares of beneficial interest for the years ended February 28, 2006 and February 28, 2005 were as follows:

Class A	Shares	Amount
Year ended February 28, 2006:
Shares sold	84,999	$962,566
Shares reacquired	(1,259,890)	(14,426,894)

Net increase (decrease) in shares outstanding before conversion	(1,174,891)	(13,464,328)
Shares issued upon conversion from class B	14,276	165,244

Net increase (decrease) in shares outstanding	(1,160,615)	$(13,299,084)

Year ended February 28, 2005:
Shares sold	306,052	$3,274,568
Shares reacquired	(1,209,738)	(12,801,680)

Net increase (decrease) in shares outstanding before conversion	(903,686)	(9,527,112)
Shares issued upon conversion from class B	8,593	92,958

Net increase (decrease) in shares outstanding	(895,093)	$(9,434,154)

Class B
Year ended February 28, 2006:
Shares sold	49,109	$544,271
Shares reacquired	(1,798,849)	(20,090,789)

Net increase (decrease) in shares outstanding before conversion	(1,749,740)	(19,546,518)
Shares redeemed upon conversion into class A	(14,664)	(165,244)

Net increase (decrease) in shares outstanding	(1,764,404)	$(19,711,762)

Year ended February 28, 2005:
Shares sold	215,605	$2,258,968
Shares reacquired	(1,435,213)	(15,093,569)

Net increase (decrease) in shares outstanding before conversion	(1,219,608)	(12,834,601)
Shares redeemed upon conversion into class A	(8,765)	(92,958)

Net increase (decrease) in shares outstanding	(1,228,373)	$(12,927,559)

Dryden Strategic Value Fund	29

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended February 28, 2006:
Shares sold	55,917	$618,989
Shares reacquired	(1,390,491)	(15,538,120)

Net increase (decrease) in shares outstanding	(1,334,574)	$(14,919,131)

Year ended February 28, 2005:
Shares sold	166,604	$1,761,184
Shares reacquired	(1,240,326)	(13,036,257)

Net increase (decrease) in shares outstanding	(1,073,722)	$(11,275,073)

Class Z
Year ended February 28, 2006:
Shares sold	5,436	$62,748
Shares reacquired	(234,667)	(2,695,416)

Net increase (decrease) in shares outstanding	(229,231)	$(2,632,668)

Year ended February 28, 2005:
Shares sold	95,203	$1,020,416
Shares reacquired	(262,825)	(2,838,705)

Net increase (decrease) in shares outstanding	(167,622)	$(1,818,289)

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ANNUAL REPORT

FEBRUARY 28, 2006

PRUDENTIAL

DRYDEN STRATEGIC VALUE FUND

FINANCIAL HIGHLIGHTS

Financial Highlights

Class A
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.45

Income (loss) from investment operations
Net investment income (loss)	.10
Net realized and unrealized gain (loss) on investment transactions	.71

Total from investment operations	.81

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$12.26

Total Return(b):	7.07%
Ratios/Supplemental Data:
Net assets, end of period (000)	$14,968
Average net assets (000)	$21,585
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.52%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income (loss)	.55%
For Class A, B, C and Z shares:
Portfolio turnover	129%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended			March 30, 2001(a) Through February 28, 2002
February 28, 2005	February 29, 2004(e)	February 28, 2003

$10.94	$7.21	$9.40	$10.00

.05	.02	(.01)	.05
.46	3.71	(2.18)	(.59)

.51	3.73	(2.19)	(.54)

—	—	—	(.06)

$11.45	$10.94	$7.21	$9.40

4.66%	51.73%	(23.30)%	(5.44)%

$27,279	$35,845	$25,081	$39,418
$28,464	$28,203	$30,990	$44,868

1.49%	1.54%	1.52%	1.49	%(c)
1.24%	1.29%	1.27%	1.24	%(c)
.38%	.20%	(.16)%	.51	%(c)

25%	16%	51%	65%

See Notes to Financial Statements.

Dryden Strategic Value Fund	33

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.19

Income (loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment transactions	.71

Total from investment operations	.70

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$11.89

Total Return(b):	6.26%
Ratios/Supplemental Data:
Net assets, end of period (000)	$61,400
Average net assets (000)	$66,815
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income (loss)	(.10)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Less than $.005 per share.
(d)	Annualized.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended			March 30, 2001(a) Through February 28, 2002
February 28, 2005	February 29, 2004(e)	February 28, 2003

$10.77	$7.15	$9.39	$10.00

(.04)	(.05)	(.09)	(.02)
.46	3.67	(2.15)	(.59)

.42	3.62	(2.24)	(.61)

—	—	—	—	(c)

$11.19	$10.77	$7.15	$9.39

3.90%	50.63%	(23.86)%	(6.09)%

$77,548	$87,840	$69,456	$114,443
$79,294	$78,072	$90,871	$115,557

2.24%	2.29%	2.27%	2.24	%(d)
1.24%	1.29%	1.27%	1.24	%(d)
(.37)%	(.55)%	(.93)%	(.23	)%(d)

See Notes to Financial Statements.

Dryden Strategic Value Fund	35

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.19

Income (loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment transactions	.71

Total from investment operations	.70

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$11.89

Total Return(b):	6.26%
Ratios/Supplemental Data:
Net assets, end of period (000)	$41,767
Average net assets (000)	$46,540
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income (loss)	(.10)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Less than $.005 per share.
(d)	Annualized.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended			March 30, 2001(a) Through February 28, 2002
February 28, 2005	February 29, 2004(e)	February 28, 2003

$10.77	$7.15	$9.39	$10.00

(.04)	(.05)	(.09)	(.02)
.46	3.67	(2.15)	(.59)

.42	3.62	(2.24)	(.61)

—	—	—	—	(c)

$11.19	$10.77	$7.15	$9.39

3.90%	50.63%	(23.86)%	(6.09)%

$54,256	$63,764	$53,257	$82,673
$56,544	$58,147	$70,419	$84,579

2.24%	2.29%	2.27%	2.24	%(d)
1.24%	1.29%	1.27%	1.24	%(d)
(.37)%	(.55)%	(.94)%	(.23	)%(d)

See Notes to Financial Statements.

Dryden Strategic Value Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.55

Income (loss) from investment operations
Net investment income	.13
Net realized and unrealized gain (loss) on investment transactions	.71

Total from investment operations	.84

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$12.39

Total Return(b):	7.27%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,499
Average net assets (000)	$5,246
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income	.89%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended			March 30, 2001(a) Through February 28, 2002
February 28, 2005	February 29, 2004(d)	February 28, 2003

$11.00	$7.23	$9.41	$10.00

.08	.04	.01	.07
.47	3.73	(2.19)	(.58)

.55	3.77	(2.18)	(.51)

—	—	—	(.08)

$11.55	$11.00	$7.23	$9.41

5.00%	52.14%	(23.17)%	(5.16)%

$6,840	$8,359	$7,765	$17,106
$7,356	$7,759	$11,896	$19,590

1.24%	1.29%	1.27%	1.24	%(c)
1.24%	1.29%	1.27%	1.24	%(c)
.63%	.46%	.07%	.76	%(c)

See Notes to Financial Statements.

Dryden Strategic Value Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Opportunity Funds:

We have audited the accompanying Statement of Assets and Liabilities of the Dryden Strategic Value Fund (the “Fund”) (formerly known as Strategic Partners Focused Value Fund) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to March 1, 2003, were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dryden Strategic Value Fund of the Strategic Partners Opportunity Funds as of February 28, 2006, and the results of its operations for the year then ended, and the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2006

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Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006) and Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (71), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Robert E. La Blanc (72), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003).

Douglas H. McCorkindale (66), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), formerly Chief Executive Officer (June 2000-July 2005) and President (September 1997-July 2005) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Dryden Strategic Value Fund	41

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (59), Vice President and Trustee since 2000(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

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Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (34), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende (41), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Dryden Strategic Value Fund	43

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/06
	One Year	Since Inception
Class A	1.19%	3.16%
Class B	1.26	3.41
Class C	5.26	3.58
Class Z	7.27	4.62

Average Annual Total Returns (Without Sales Charges) as of 2/28/06
	One Year	Since Inception
Class A	7.07%	4.35%
Class B	6.26	3.58
Class C	6.26	3.58
Class Z	7.27	4.62

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/30/01.

The graph compares a $10,000 investment in the Strategic Partners Focused Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 28, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2006, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Strategic Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Strategic Value Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Strategic Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

MF502E    IFS-A117528    Ed. 04/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2006 and February 28, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,100 and $66,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

		Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

		Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Opportunity Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date April 28, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date April 28, 2006

*	Print the name and title of each signing officer under his or her signature.